EXHIBIT 10.2

SECURITY AGREEMENT

SECURITY AGREEMENT, dated September 24, 2007 and effective as of August 10, 2007 (this “Agreement”), between PREFERRED INVESTMENT SOLUTIONS CORP., a Delaware corporation ( “Preferred”), having an address 900 King Street, Suite 100, Rye Brook, New York 10573 and KENMAR GLOBAL TRUST, a Delaware business trust ( “KGT”), having an address at 900 King Street, Suite 100, Rye Brook, New York 10573 and each of it endorsees, transferees and assigns (collectively referred to as, the “Secured Party”).

WITNESSETH:

WHEREAS, the KGT has agreed to sell, and Preferred has agreed to purchase, all of KGT’s rights, title and interest to the Investment Advisory Agreement (“Advisory Agreement”), dated February 11, 2004, by and between KGT and Sentinel Management Group, Inc. (“Sentinel”) and the Account (as defined below), including all of KGT’s rights to the funds in the Account, including all claims thereto against Sentinel (the “Collateral”), pursuant to a Purchase Agreement and Demand Promissory Note (“Note”), each dated as of even date herewith; and

WHEREAS, in order to induce the Secured Party to accept the Note in consideration for the purchase of the Collateral, Preferred has agreed to execute and deliver to the Secured Party this Agreement and to grant the Secured Party a first priority security interest in certain property of Preferred to secure the prompt payment, performance and discharge in full of all of its obligations under the Note.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account,” “document” and “instruments”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Account” means the account managed by Sentinel pursuant to the terms of the Advisory.

(b) “Advisory Agreement” shall have the meaning set forth in the Recitals of this Agreement.

(c) “Agreement” shall have the meaning set forth in the Preamble of this Agreement.

(d) “Collateral” shall have the meaning set forth in the Recitals of this Agreement.

(e) “KGT” shall have the meaning set forth in the Preamble of this Agreement.

(f) “Note” shall have the meaning set forth in the Recitals of this Agreement.

(g) “Obligations” means all of Preferred’s obligations under this Agreement, the Note, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Note and the loan extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of Preferred from time to time under or in connection with this Agreement, the Note and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Preferred.

(h) “Organizational Documents” means with respect to Preferred, its Certificate of Incorporation and By-Laws.

(i) “Preferred” shall have the meaning set forth in the Preamble of this Agreement.

(j) “Security Interest” shall have the meaning set forth in Section 2 of this Agreement.

(k) “Secured Party” shall have the meaning set forth in the Preamble of this Agreement.

(l) “Sentinel” shall have the meaning set forth in the Recitals of this Agreement.

(m) “UCC” means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states that has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2. Grant of Security Interest. As an inducement for the Secured Party to extend the loan as evidenced by the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, Preferred hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a continuing first priority security interest in and to, a lien upon and a right of set-off against all of its respective right, title and interest of whatsoever kind and nature in and to, the Collateral (the “Security Interest”).

3. Delivery of Certain Collateral. Contemporaneously or prior to the execution of this Agreement, Preferred shall deliver or cause to be delivered to the Secured Party any and all instruments or documents representing any of the Collateral, in each case, together with any other proper instruments of assignment duly executed and such other instruments or documents as the Secured Party may reasonably request.

4. Representations, Warranties, Covenants and Agreements of Preferred. Preferred represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a) Preferred has the requisite power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Preferred of this Agreement have been duly authorized by all necessary action on the part of Preferred and no further action is required by Preferred. This Agreement has been duly executed by Preferred.

(b) This Agreement constitutes the legal, valid and binding obligation of Preferred, enforceable against Preferred in accordance with its terms.

(c) Preferred is the sole owner of the Collateral free and clear of any liens, security interests, encumbrances, rights or claims and is fully authorized to grant the Security Interest.

(d) No written claim has been received that the Collateral or Preferred’s use of the Collateral violates the rights of any third party.

(e) The execution, delivery and performance of this Agreement by Preferred does not (i) violate any of the provisions of any Organizational Documents of Preferred; (ii) violate any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to Preferred or any of its assets or property or (iii) conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Preferred’s debt or otherwise) or other understanding to which Preferred is a party or by which any property or asset of Preferred is bound or affected. No consent (including, without limitation, from stockholders or creditors of Preferred) is required for Preferred to enter into and perform its obligations hereunder.

(f) Preferred shall not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party.

(g) Preferred shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(h) Preferred shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against the Collateral and of any other information received by Preferred that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(i) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of Preferred with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(j) Preferred shall at all times preserve and keep in full force and effect its valid existence and good standing and any rights and franchises material to its business.

(k) Preferred has been duly organized and remains organized solely under the laws of the state of Delaware.

(l) To the extent that the Collateral is in the possession of any third party, Preferred shall join with the Secured Party in notifying such third party of the Secured Party’s security interest in such Collateral and shall use its best efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance satisfactory to the Secured Party.

(m) Preferred will from time to time, at its own expense, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Secured Party may reasonably request, in order to protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder and with respect to the Collateral or to otherwise carry out the purposes of this Agreement.

5. Defaults. The following events shall be “Events of Default”:

(a) The occurrence of a default under the Note;

(b) Any representation or warranty of Preferred in this Agreement shall prove to have been incorrect in any material respect when made;

(c) The failure by Preferred to observe or perform any of its obligations hereunder; or

(d) If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Preferred, or a proceeding shall be commenced by Preferred, or by any governmental authority having jurisdiction over Preferred, seeking to establish the invalidity or unenforceability thereof, or Preferred shall deny that Preferred has any liability or obligation purported to be created under this Agreement.

6. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, Preferred shall, upon receipt of any interest or other sums subject to the Security Interest, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both (to the extent permitted by law), to the Secured Party for application to the satisfaction of the Obligations.

7. Rights and Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party, acting through any agent it appoints for such purpose, shall have the right to exercise all of the remedies conferred hereunder, and the Secured Party shall have all the rights and remedies of a secured party under the UCC.

8. Costs and Expenses. Preferred shall pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. Preferred will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (a) the enforcement of this Agreement, (b) the custody or preservation of, collection from, or other realization upon, any of the Collateral, or (c) the exercise or enforcement of any of the rights of the Secured Party under the Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

9. Responsibility for Collateral. Preferred assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. The Secured Party agrees to act in accordance with commercially reasonable standards and the UCC. Except with respect to the foregoing, (a) the Secured Party has no duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral (b) Preferred shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by Preferred thereunder. The Secured Party shall have no obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of Preferred under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which it may be entitled at any time or times.

10. Security Interest Absolute. All rights of the Secured Party and all obligations of Preferred hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection with the foregoing; (c) any exchange or release of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; or (d) any other circumstance which might otherwise constitute any legal or equitable defense available to Preferred, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. In the event that at any time any transfer of the Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, Preferred’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Preferred waives all right to require the Secured Party to proceed against any other person or entity or to apply the Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. Preferred waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

11. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Note have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of Preferred contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

12. Power of Attorney. Preferred authorizes the Secured Party, and does hereby make, constitute and appoint the Secured Party and its officers, agents, successors or assigns with full power of substitution, as Preferred’s true and lawful attorney-in-fact, with power, in the name of the Secured Party or Preferred, to (a) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (b) sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (c) demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (d) generally, at the option of the Secured Party, and at the expense of Preferred, at any time, or from time to time, execute and deliver any and all documents and instruments and to do all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Note all as fully and effectually as Preferred might or could do; and Preferred hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which Preferred is subject or to which Preferred is a party.

13. Notices. All notices and other communications provided for hereunder shall be in writing and mailed or delivered by hand to the following addresses (unless otherwise specified in writing to the other party hereto):

If to Preferred:

Preferred Investment Solutions Corp.

900 King Street, Suite 100

Rye Brook, New York 10573

Attn:   General Counsel

Fax:    (914) 307-4045

E-mail: legaldept@kenmar-us.com

If to the Secured Party:

Kenmar Global Trust

c/o Preferred Investment Solutions Corp.

900 King Street, Suite 100

Rye Brook, New York 10573

Attn:   General Counsel

Fax:    (914) 307-4045

E-mail: legaldept@kenmar-us.com

All such notices and communications shall be deemed to have been duly given or made (a) in the case of hand deliveries, when delivered by hand, and (b) in the case of mailed notices, four business days after being deposited in the mail, postage prepaid.

14. Miscellaneous.

(a) No course of dealing between Preferred and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d) If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) Preferred shall indemnify, reimburse and hold harmless the Secured Party and its partners, members, shareholders, officers, directors, employees and agents (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Note or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

(l) To the extent that the grant of the Security Interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of a member, as applicable, of Preferred or any direct or indirect subsidiary of Preferred or compliance with any provisions of any of the Organizational Documents, Preferred hereby grants such consent and approval and waives any such noncompliance with the terms of said documents.

(m) If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

PREFERRED INVESTMENT SOLUTIONS CORP.

By:	/s/ Marc S. Goodman
Name: Marc S. Goodman
Title: President

KENMAR GLOBAL TRUST

By:	Preferred Investment Solutions Corp.,
its Managing Owner

By:	/s/ Kenneth A. Shewer
Name: Kenneth A. Shewer
Title: Chairman